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                             VERTEX(SM) INCOME FUND

                      Supplement to the Current Prospectus


Effective June 30, 2000, the Expense Summary section is hereby amended and restated:

EXPENSE SUMMARY

                                                   Class A     Class B  Class C

Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)..     4.75%       0.00%    0.00%

Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or
redemption proceeds, whichever is less)........ See Below(1)    4.00%    1.00%

     Annual Fund Operating Expenses (expenses that are deducted from fund assets):

Management Fees (2)..............................   2.00%       2.00%    2.00%
Distribution and Service (12b-1) Fees(3).........   0.35%       1.00%    1.00%
Other Expenses...................................   3.78%       3.78%    3.78%
                                                    -----       -----    -----
Total Annual Fund Operating Expenses.............   6.13%       6.78%    6.78%
     Fee Waiver and/or Expense Reimbursement(4)..  (6.09)%     (5.74)%  (5.74)%
                                                   -------     -------  -------
     Net Expenses(5)                                0.04%       1.04%    1.04%
--------------------

(1) An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in this case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months.

(2) The management fee is subject to performance adjustments as described under "Management of the Funds - Investment Adviser."

(3) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares and the services provided to you by your financial adviser (referred to as distribution and service fees).

(4) The adviser has contractually agreed to waive its right to receive the management fee, and subject to reimbursement, to bear all of the fund's "Other Expenses" after taking into account the expense offset arrangement described below, and excluding expenses associated with the funds investing activities (including interest and dividend expenses with respect to securities sold short and borrowing activity). The Adviser will not be reimbursed for bearing expenses up to an expense limitation amount of 2.00%, but will be entitled to reimbursement by the fund for expenses borne above this amount. In addition, the fund's distributor MFS Fund Distributors, Inc., has contractually agreed to waive the fund's class A distribution and service fees. These contractual arrangements will continue until at least May 1, 2001, unless changed with the consent of the board of trustees which oversees the fund.

(5) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and the fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account "Net Expenses" would be estimated to be 0.00% for class A, 1.00% for class B and 1.00% for class C shares.

Example of Expenses. The "Example of Expenses" table is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

         The examples assume that:

     o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;
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     o    Your  investment  has a 5% return  each year and  dividends  and other distributions are reinvested; and

     o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year, and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see the table above).


             Share Class                    1 Year     3 Years
             Class A shares                  $479       $1,691

             Class B shares:
                 Assuming redemption:        $506       $1,791
                 Assuming no redemption:     $106       $1,491

             Class C shares:
                 Assuming redemption:        $206       $1,491
                 Assuming no redemption:     $106       $1,491


                  The date of this Supplement is July 28, 2000.

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                             VERTEX(SM) INCOME FUND

             Supplement dated May 1, 2000 (as revised July 28, 2000)
                            to the Current Prospectus



This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated May 1, 2000. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

You may purchase class I shares only if you are an eligible institutional investor, as described under the caption "Description of Share Classes" below.

1.   RISK RETURN SUMMARY

     Performance Table. The "Performance Table" is not included because the fund has not had a full calendar year of investment operations.

2.   EXPENSE SUMMARY

     Expense Table. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:

                                                                     Class I
        Maximum Sales Charge (Load) Imposed on Purchases
          (as a percentage of offering price)...................      None
        Maximum Deferred Sales Charge (Load) (as a
          percentage of original purchase price or
          redemption proceeds, whichever is less)...............      None

     Annual Fund Operating Expenses (expenses that are deducted from fund assets):

    Management Fees(1).................................      2.00%
    Distribution and Service (12b-1) Fees..............      0.00%
    Other Expenses.....................................      3.78%
                                                             -----
    Total Annual Fund Operating Expenses...............      5.78%
       Fee Waiver and/or Expense Reimbursement (2) ....     (5.74)%
                                                            -------
       Net Expenses (3)................................      0.04%
--------------------------

(1) The management fee is subject to performance adjustments as described under "Management of the Funds - Investment Adviser" in the prospectus.

(2) The adviser has contractually agreed to waive its right to receive the management fee, and subject to reimbursement, to bear all of the fund's "Other Expenses" after taking into account the expense offset arrangement described below, and excluding expenses associated with the funds investing activities (including interest and dividend expenses with respect to securities sold short and borrowing activity). The Adviser will not be reimbursed for bearing expenses up to an expense limitation amount of 2.00%, but will be entitled to reimbursement by the fund for expenses borne above this amount. These contractual arrangements will continue until at least May 1, 2001, unless changed with the consent of the board of trustees which oversees the fund.

(3) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected. Had these expense reductions been taken into account, "Net Expenses" would be estimated to be 0.00%.
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Example of Expenses

The "Example of Expenses" table is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

These examples assume that:

     o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

     o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year, and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see Expense Summary table above).

The table is supplemented as follows:

     Share Class                          Year 1             Year 3
     -----------                          ------             ------
     Class I shares                         $4               $1,208

3.   DESCRIPTIONS OF SHARE CLASSES

The "Description of Share Classes" is supplemented as follows:

If you are an eligible institutional investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible institutional investors may purchase class I shares:

     o certain retirement plans established for the benefit of employees of VIM, the Fund's investment adviser, Massachusetts Financial Services Company ("MFS"), the corporate parent of Vertex, and employees of MFS's affiliates;

     o any fund distributed by MFS Fund Distributors, Inc., ('MFD"), if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS fund's:

In no event will the fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of class I shares. The payment of any such sales commission or compensation would, under the fund's policies, disqualify the purchaser as an eligible investor in class I shares.

4.   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). You may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.

     The date of this Supplement is May 1, 2000 (as revised July 28, 2000).